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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 19, 2003

                                -----------------

                              ROCKFORD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    ARIZONA                                                            86-0394353
(STATE OR OTHER                 (COMMISSION FILE                      (IRS EMPLOYER
JURISDICTION OF                      NUMBER)                       IDENTIFICATION NO.)
 INCORPORATION)

                            600 SOUTH ROCKFORD DRIVE
                              TEMPE, ARIZONA 85281
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (480) 967-3565


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits are furnished herewith:

     99.1 News release of Rockford Corporation ("Rockford") dated February 19, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

      On February 19, 2003, Rockford issued a news release regarding its results of operations for its fourth quarter and its fiscal year ended December 31,2002. A copy of the news release is furnished herewith as Exhibit 99.1.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date: February 19, 2003

                                            ROCKFORD CORPORATION



                                            By:
                                                  /s/    James M. Thomson

                                                         -----------------------
                                                  Name:  James M. Thomson
                                                  Title: Chief Financial Officer


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                                INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                          DESCRIPTION
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
  99.1     News Release of Rockford Corporation dated February 19, 2003



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